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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported): AUGUST 13, 2001 (AUGUST 10, 2001)
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                                SCI SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-2251              63-0583436
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(State or other jurisdiction       (Commission          (IRS Employer
   of incorporation)                File Number)       Identification No.)


2101 WEST CLINTON AVENUE, HUNTSVILLE, ALABAMA                  35805
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (256) 882-4603
                                                  ------------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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ITEM  5. OTHER EVENTS

         On July 13, 2001, SCI Systems, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement"), by and among the Company, Sanmina Corporation ("Sanmina") and Sun Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Sanmina (the "Merger Sub"), pursuant to which the Merger Sub will be merged with and into the Company, as a result of which holders of common stock of the Company will be entitled to exchange each share of common stock of the Company owned by them for 1.36 shares of common stock of Sanmina (the "Merger").

         On August 10, 2001, the parties to the Agreement entered into an Amended and Restated Agreement and Plan of Reorganization as of July 13, 2001 (the "Amended Agreement"), to remove the requirement that Sanmina stockholders adopt the Agreement and approve the Merger as a condition to consummation of the Merger. Under the terms of the Amended Agreement, Sanmina stockholders will still be required to approve the issuance of Sanmina common stock to SCI stockholders in connection with the Merger, and to approve the change of Sanmina's corporate name.

         A copy of the Amended Agreement and the forms of voting agreements entered into by certain affiliates of each of the Company and Sanmina are filed as exhibits hereto, and are incorporated herein by reference.

         On August 10, 2001, Sanmina filed a Registration Statement on Form S-4 with respect to the Merger, which included in the joint proxy statement/prospectus filed as part of the Registration Statement, the required Company proxy statement information relating to the special meeting of SCI stockholders to be held to vote upon approval and adoption of the Agreement and approval of the Merger.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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
         (c)      Exhibits.
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         4.1.     Agreement and Plan of Reorganization, by and among Sanmina
                  Corporation, Sun Acquisition Subsidiary, Inc. and SCI Systems, Inc. as amended and restated (included as Annex A to the Proxy Statement/Prospectus which is part of Sanmina Corporation's Registration Statement (No. 333-67326) filed on Form S-4 with the Securities and Exchange Commission on August 10, 2001, and incorporated herein by reference).

         99.1 Form of SCI Systems, Inc. Voting Agreement dated as of July 13, 2001 among the Registrant and certain stockholders of SCI Systems, Inc. listed therein (incorporated by reference to Exhibit 2.2 of Sanmina Corporation's Registration Statement (No. 333-67326) filed on Form S-4 with the Securities and Exchange Commission on August 10, 2001).

         99.2 Form of Sanmina Corporation Voting Agreement dated as of July 13, 2001 among SCI Systems, Inc. and the certain stockholders of the Registrant listed therein (incorporated by reference to
                  Exhibit 2.3 of Sanmina Corporation's Registration Statement (No. 333-67326) filed on Form S-4 with the Securities and Exchange Commission on August 10, 2001).
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 13, 2001         SCI SYSTEMS, INC.



                              By:        /s/ Michael M. Sullivan
                                ---------------------------------------------
                                  Name:     Michael M. Sullivan
                                  Title:    General Counsel and Secretary

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                                  EXHIBIT INDEX


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
         NO.               DESCRIPTION
         ---               -----------
         4.1. Agreement and Plan of Reorganization, by and among Sanmina Corporation, Sun Acquisition Subsidiary, Inc. and SCI Systems, Inc. as amended and restated (included as Annex A to the Proxy Statement/Prospectus which is part of Sanmina Corporation's Registration Statement (No. 333-67326) filed on Form S-4 with the Securities and Exchange Commission on August 10, 2001, and incorporated herein by reference).

         99.1 Form of SCI Systems, Inc. Voting Agreement dated as of July 13, 2001 among the Registrant and certain stockholders of SCI Systems, Inc. listed therein (incorporated by reference to Exhibit 2.2 of Sanmina Corporation's Registration Statement (No. 333-67326) filed on Form S-4 with the Securities and Exchange Commission on August 10, 2001).

         99.2 Form of Sanmina Corporation Voting Agreement dated as of July 13, 2001 among SCI Systems, Inc. and the certain stockholders of the Registrant listed therein (incorporated by reference to Exhibit 2.3 of Sanmina Corporation's Registration Statement (No. 333-67326) filed on Form S-4 with the Securities and Exchange Commission on August 10, 2001).
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